SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): September 5, 2002

ARIAD PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21696	22-3106987

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 LANDSDOWNE STREET
CAMBRIDGE, MASSACHUSETTS 02139
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(617) 494-0400

   ITEM 5.   OTHER EVENTS

On September 5, 2002, the Registrant publicly disseminated a Press Release announcing the development of new clinical-scale methods for producing large numbers of therapeutic engineered donor T cells - an important milestone in the phase 2 development of the Company's product candidate to treat graft-vs-host disease.

The information contained in the Press Release dated September 5, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

   ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1 The Registrant's Press Release dated September 5, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Edward M. Fitzgerald Edward M. Fitzgerald Senior Vice President and Chief Financial Officer

Date: September 5, 2002

EXHIBIT INDEX

Exhibit
Number	Description	Sequential Page Number

99.1	The Registrant's Press Release dated September 5, 2002.	[4]

3